UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2009

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on September 4, 2007, DSP Group, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of the cordless and VoIP terminals business (the “CIPT Business”) of NXP B.V. (“NXP”). In connection with the Acquisition, the Company and NXP entered into, among other agreements, the Stockholders Agreement, effective as of September 4, 2007 (the “SA”). The SA set forth specified registration rights associated with the 4,186,603 shares of the Company’s common stock (the “Common Stock”) issued to NXP in connection with the Acquisition (the “Shares”), including demand and piggyback registration rights, restrictions on transfer of the Shares and appointment of a designee nominated by NXP to the Company’s board of directors (the “Board”).

On January 27, 2009, the Company and NXP entered into the Stock Repurchase Agreement (the “Repurchase Agreement”) pursuant to which the Company agreed to repurchase the Shares. The per share purchase price for the Shares shall be the average closing price per share of the Common Stock on the NASDAQ Global Market during the 20 business days commencing on February 5, 2009 (the “Pricing Period”), less fifteen percent of such average. The closing date for repurchase of the Shares will occur on the fifth business day following the Pricing Period (the “Closing Date”). In connection with execution of the Repurchase Agreement, the SA and all rights and obligations of the parties therein will terminate as of the Closing Date and the NXP nominee to the Board, Mark Hamersma, will resign, effective as of the Closing Date.

A copy of the Repurchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Repurchase Agreement.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As noted in Item 1.01 above, in connection with the execution of the Repurchase Agreement, the SA and all rights and obligations of the parties therein will terminate as of the Closing Date.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2009, the Company announced its financial results for the quarter and year ended December 31, 2008. A copy of the press release, dated February 2, 2009, is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter and year ended December 31, 2008 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also included non-GAAP net income and diluted earnings per share (EPS) figures for the quarter and year ended December 31, 2008 that excluded (1) for the quarter ended December 31, 2008, the impact of amortization of acquired intangible assets associated with the Acquisition; the expenses associated with the application of Statement of Financial Accounting Standards (“SFAS”) 123(R); impairment of goodwill and other intangible assets; unrealized loss related to certain available-for-sale marketable securities; and the net tax effect of all items cited above along with valuation allowance of deferred tax assets; and (2) for the year ended December 31, 2008, the impact of amortization of acquired intangible assets associated with the Acquisition; the SFAS 123(R) expenses; impairment of goodwill and other intangible assets; unrealized loss related to certain available-for-sale marketable securities, restructuring expenses associated with the Company’s cost cutting measures at various operating sites and the net tax effect of all items cited above along with valuation allowance of deferred tax assets. The non-GAAP net income and diluted earnings per share (EPS) figures for the quarter and year ended December 31, 2007 used for comparison to the same periods in 2008 excluded (a) for the quarter ended December 31, 2007, the impact of amortization of acquired intangible assets associated with the Acquisition; the SFAS 123(R) expenses; and the aggregate tax benefits associated with such expenses; and (b) for the year ended December 31, 2007, impact of an in-process R&D expense associated with the Acquisition; the impact of amortization of acquired intangible assets associated with the Acquisition; the SFAS 123(R) expenses; and the aggregate tax benefits associated with such expenses.

The Company believes that the non-GAAP presentation in the press release is useful to investors in analyzing the results for the quarter and year ended December 31, 2008 because the exclusion of the above noted expenses may provide a more meaningful analysis of the Company’s core operating results. Also, the results for the quarter and year ended December 31, 2007 did not include the impairment of goodwill and other intangible assets, the unrealized loss related to certain available-for-sale marketable securities and the valuation allowance of deferred tax assets. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of SFAS 123(R) are reflected on its statements of income. The non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, offer a more complete understanding of factors and trends affecting the Company’s business. The non-GAAP presentation should not be viewed as a substitute for the Company’s reported GAAP results.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As noted in Item 1.01 above, in connection with the execution of the Repurchase Agreement, the NXP director nominee, Mark Hamersma, will resign from the Board, effective as of the Closing Date.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

d. Exhibits

Exhibit No.	Description

10.1	Stock Repurchase Agreement, dated January 27, 2009, by and between DSP Group, Inc. and NXP B.V.

99.1	Press Release of DSP Group, Inc., dated February 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: February 2, 2009	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer and Secretary

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